                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM 8-K/A

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 March 3, 1997

                         Commission File Number: 0-9969


                            Century Industries, Inc.
-------------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


      District of Columbia                          54-1100941
-------------------------------------------------------------------------------
 (State or other jurisdiction of                  (I.R.S. Employer
  incorporation of organization)                 Identification No.)


       45034 Underwood Lane
          Sterling, Va.               20166
        (Mail) P.O. Box 319
           Sterling, Va.                                   20167
-------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

    Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act: None
Securities registered pursuant to Section 12 (g) of the Act: Common Stock, par value $.001 per share


         Title of each class                        Name of each exchange on
         -------------------                            which registered
         Common Voting Stock                        -------------------------
                                                      NASDAQ Bulletin Board


        Securities registered pursuant to Section 12(g) of the Act:

                   Common Stock (Par Value $.001 per share)
                   ----------------------------------------
                               (Title of Stock)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                           (1) Yes   X        No
                                   -----         -----
                           (2) Yes   X        No
                                   -----         -----

ITEM 5. Other Events

     The registrant effected the completion of its acquisition of 100% of DC Partners, Ltd. at September 30, 1996. The predecessor of DC Partners, Ltd., and still a wholly owned subsidiary of DC Partners, Ltd. is Scibal and Associates, Inc. Registrant has previously filed the Scibal Associates, Inc. audit at 9-30-95, which included a scope limitation as to Scibal's imprest funds. Scibal has an average of $3,000,000 of insurers' and clients' imprest funds on hand at any given time.

     The Scibal Associates, Inc. auditors have completed their 1995 audit of the imprest funds, and have signed off on the attached 1995 audit of Scibal and Associates, inc., which now includes the completed audit of the imprest funds. The scope limitation has been removed at 9-30-95, for Scibal Associates at 9-30-95.

     The Registrant now has two years successive audit trails on Scibal Associates, Inc., its wholly owned subsidiary.





                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


March 3, 1997

                       Century Industries, Inc.



                       ---------------------------------------------
                       Ted L. Schwartzbeck, President & CEO

                    SCIBAL ASSOCIATES, INC. AND SUBSIDIARY
                      CONSOLIDATED FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1995

                     SCIBAL ASSOCIATES, INC. AND SUBSIDIARY
                              FINANCIAL STATEMENTS




                                   I N D E X

                                                                     Page
Independent Auditors' Report                                          1

Financial Statements
 Consolidated Balance Sheet                                           2
 Consolidated Statement of Operations and Retained Earnings           3
 Consolidated Statement of Cash Flows                                 4
 Notes to Financial Statements                                      5 - 10

              [COHEN, FRIEDMAN, DORMAN, SPECTOR & CO. LETTERHEAD]



                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
Scibal Associates, Inc. and Subsidiary
Route 9 and Mays Landing Road
Somers Point, New Jersey


We have audited the accompanying consolidated balance sheet of Scibal Associates, Inc. and Subsidiary (a New Jersey corporation) as of September 30, 1995 and the related statement of operations, retained earnings and cash flows for the year then ended. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Scibal Associates, Inc. and Subsidiary as of September 30, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

In our report dated November 12, 1996, we qualified our opinion due to a scope limitation arising from inadequate accounting records related to the imprest cash balances described in note 10. Subsequent to that date, the Company was able to reconstruct the necessary records and provide adequate supporting documentation to enable us to audit this area.


                                /s/ COHEN, FRIEDMAN, DORMAN, SPECTOR & CO.
                                ------------------------------------------
                                COHEN, FRIEDMAN, DORMAN, SPECTOR & CO.
                                Certified Public Accountants

Union, New Jersey
November 12, 1996
(January 24, 1997 with respect to imprest cash)

                            SCIBAL ASSOCIATES, INC.
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995

                                     ASSETS
                                     ------
CURRENT ASSETS
 Cash                                             $    95,585
 Accounts receivable                                  525,278
 Work in process                                      195,350
 Prepaid expenses                                      10,147
 Current portion of mortgage receivable                 1,165
                                                  -----------

   Total Current Assets                                              $  827,525

PROPERTY AND EQUIPMENT
 Land and building                                    404,638
 Furniture and equipment                              753,811
 Vehicles                                              66,051
                                                  -----------
                                                    1,224,500
 Less: Accumulated depreciation                      (419,458)
                                                  -----------

                                                                        805,042

OTHER ASSETS
 Investments                                          168,182
 Due from related parties                             118,373
 Due from stockholders                                174,220
 Mortgage receivable, less current portion            127,701
 Security deposits                                     34,488
 Deferred tax asset                                   147,000
                                                  -----------
                                                                        769,964
                                                                     ----------

                                                                     $2,402,531
                                                                     ==========
         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------

CURRENT LIABILITIES
 Line of credit                                   $   493,000
 Current portion of long term debt                      8,856
 Accounts payable                                     459,292
 Accrued liabilities                                  528,111
                                                  -----------

                                                                     $1,489,259
LONG TERM DEBT
 Notes payable, less current portion                                    239,675

COMMITMENTS

STOCKHOLDERS' EQUITY
 Common stock, 95 shares authorized,
  issued and outstanding                                  950
 Additional paid in capital                            99,168
 Retained earnings                                    573,479
                                                  -----------
                                                                        673,597
                                                                     ----------

                                                                     $2,402,531
                                                                     ==========


See auditors' report and notes to financial statements.
                                                                 2.

                            SCIBAL ASSOCIATES, INC.
           CONSOLIDATED STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995


REVENUES                                                            $10,253,410

COST OF SERVICES PROVIDED                      $5,127,634

OPERATING EXPENSES                              5,000,650
                                               ----------

                                                                     10,128,284
                                                                    -----------

INCOME FROM OPERATIONS                                                  125,126

OTHER INCOME (EXPENSE)                                                 (216,598)
                                                                    -----------

LOSS BEFORE PROVISION FOR INCOME TAXES                                  (91,472)

PROVISION FOR INCOME TAXES                                               16,700
                                                                    -----------

NET LOSS                                                               (108,172)

RETAINED EARNINGS - BEGINNING OF YEAR          $  969,574

PRIOR PERIOD ADJUSTMENT                          (287,923)
                                               ----------

RETAINED EARNINGS - BEGINNING OF YEAR
  AS ADJUSTED                                                           681,651
                                                                    -----------

RETAINED EARNINGS - END OF YEAR                                     $   573,479
                                                                    ===========

See auditors' report and notes to financial statements.
                                                                3.

                            SCIBAL ASSOCIATES, INC.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995

Net loss                                                             $(108,172)

Adjustment to Reconcile Net Loss to Net Cash
 Used in Operations:
  Depreciation and amortization                      $ 107,578
  Decrease in deferred tax asset                        16,700
  Loss on sale of fixed assets                          48,694
  Decrease in accounts receivable                      195,250
  Increase in work in process                         (116,377)
  Increase in prepaid expenses                          (3,496)
  Decrease in security deposits                          9,142
  Decrease in accounts payable                        (301,505)
  Increase in accrued liabilities                       25,685
                                                     ---------

     Total adjustments                                                 (18,329)
                                                                     ---------

   Net Cash Used in Operations                                        (126,501)

INVESTING ACTIVITIES
 Decrease in investments                               186,577
 Decrease in mortgage receivable                           551
 Proceeds from sale of property and equipment          271,600
 Additions to property and equipment                  (217,042)
                                                     ---------

   Net Cash Provided by Investing Activities                           241,686

FINANCING ACTIVITIES
 Net increase in line of credit                        343,000
 Payments on notes payable                            (251,612)
 Increase in due from stockholders                    (130,021)
 Decrease in due from related parties                   19,033
                                                     ---------

   Net Cash Used in Financing Activities                               (19,600)
                                                                     ---------

NET INCREASE IN CASH                                                    95,585

CASH - BEGINNING OF YEAR                                                     -
                                                                     ---------

CASH - END OF YEAR                                                   $  95,585
                                                                     =========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

   Cash paid for taxes                                               $       -
                                                                     =========
   Cash paid for interest                                            $  58,365
                                                                     =========


See auditors' report and notes to financial statements.
                                                            4.

                            SCIBAL ASSOCIATES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

         The Company
         The Company operates as a third party claims administrator processing a wide range of claim types including medical, workers compensation, general liability, product liability, professional malpractice and other insurance claims for its clients throughout the United States.

         Principles of Consolidation
         The accompanying consolidated financial statements include the accounts of the Company and its subsidiary after elimination of all significant intercompany transactions.

         Cash Flows
         The Company generally considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents for purposes of the statements of cash flows.

         Accounts Receivable
         The Company has elected to use the direct write-off method of accounting for bad debts and, accordingly, an allowance for doubtful accounts has not been recorded. The difference between the two methods has been deemed immaterial.

         Income Taxes
         The Company accounts for certain income and expense items differently for financial reporting and income tax purposes. Provisions for deferred taxes are made in recognition of these temporary differences. The most significant difference results from the net operating loss.

         Property and Depreciation
         The Company depreciates the cost of property and equipment over the estimated useful lives of the related assets. The estimated useful lives and depreciation methods for the principal property and equipment classifications are as follows:

                                          Estimated
         Classification                  Useful Lives              Method
         --------------                  ------------              ------
         Furniture and fixtures             7 Years           Double-declining balance
         Data processing equipment        5-7 Years           Straight-line, double
                                                              declining balance
         Automobiles                      3-5 Years           Straight-line
         Building and improvements         27 Years           Straight-line

         Maintenance and repairs are charged to expense as incurred. Renewals and betterments are capitalized. The cost of property retired or sold and the related accumulated depreciation are removed from the applicable accounts, and the resulting gains and losses are reflected in the consolidated statements of income.

                                                               5.

                            SCIBAL ASSOCIATES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995


NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES (CONTINUED)
         Revenue Recognition
         Scibal Associates contracts with its clients to process various types of casualty claims. Generally, the contracts provide that for an agreed upon annual fee, Scibal will administer up to a specified number of claims. Scibal recognizes this revenue on a pro rata basis throughout the billing year. If fewer than the estimated number of claims are administered, Scibal is entitled to the full amount of the billing. In the event more claims than estimated are administered, the client will be billed on a predetermined amount per file, per file type, per state basis. Additionally, if a file remains open for more than two years, Scibal is entitled to an additional billing for the file on a one-time basis. Both of these situations are captured in "overage billings" from an analysis of Work in Process. This analysis compares the total number of files processed in a completed contract year with the total contracted files to determine if an overage billing is appropriate.

         Estimates and Assumptions
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Major Customer
         The Company derived approximately 18% of its total revenues for the year ended September 30, 1995, from one customer.

NOTE 2.  RETIREMENT PLAN
         The Company has in effect a 401K plan covering substantially all eligible employees. For the year ended September 30, 1995, the Company elected not to match payment of certain "before tax contributions" made by employees.

NOTE 3.  INCOME TAXES
         At September 30, 1995, the Company had available to it approximately $360,000 of net operating loss carryforwards.

         The provisions for income taxes consist of the following:

         Currently payable                $  -
         Current deferred                    -
         Noncurrent deferred                16,700
                                          --------
                                          $ 16,700
                                          ========

         Effective October 1, 1994, the Company adopted FAS No. 109, "Accounting for Income Taxes," which changed the manner of accounting for income taxes.

         Deferred income taxes consisted of the following at September 30, 1995:

         Deferred tax asset due to net
           operating loss carryforward            $147,000
                                                  ========

                                                                     6.

                            SCIBAL ASSOCIATES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995



NOTE 4.  MORTGAGE RECEIVABLE

         Mortgage receivable due in 59 equal monthly
         payments of $1,056 including interest at 9%
         with a balloon payment due in September 1997
         and secured by the related property                     $128,866

         Less: Current portion                                      1,165
                                                                 --------

         Non-current                                             $127,701
                                                                 ========

         Subsequent to the balance sheet date this mortgage receivable was paid off.


NOTE 5.  INVESTMENTS

         The Company has interests in certain long term investments. These investments are carried at cost. As of September 30, 1995, the Company is attempting to liquidate these investments.


NOTE 6.  RELATED PARTIES

         The Company has non-interest bearing unsecured loans with various related parties. As of September 30, 1995, the Company is negotiating specific repayment terms with all related parties.


NOTE 7.  DUE FROM STOCKHOLDERS

         Included in due from stockholders at September 30, 1995, is $86,437 due from a minority stockholder. This amount is interest bearing and is secured by the stockholder's five shares of Scibal Associates, Inc. stock. All other amounts due from stockholders are unsecured and non-interest bearing.

NOTE 8.  LINE OF CREDIT

         The Company maintains a $500,000 credit line with a bank in order to meet seasonal working capital requirements and other financing needs as they arise. At September 30, 1995, short term borrowings on this line totaled $493,000 which is due on demand with interest at prime (8.75% at September 30, 1995).

         Subsequent to the balance sheet date, the Company has entered into a financing arrangement with a new bank to restructure their existing debt and obtain additional financing for future growth. The total amount of the facility is $950,000.


                                                             7.

                            SCIBAL ASSOCIATES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995
NOTE 9. NOTES PAYABLE

         Mortgage payable bank, due in equal monthly
         payments of $1,124 including interest at
         10.13%.  Secured by related property and
         maturing February, 2020                                   $122,388

         Mortgage payable bank, due in equal monthly
         Payments of $637 plus interest at 10%.
         Secured by related property and maturing
         March 2012                                                 126,143
                                                                   --------
                                                                    248,531
         Less: Current portion                                        8,856
                                                                   --------

         Non-current portion                                       $239,675
                                                                   ========

         Future minimum payments on these notes are as follows:

            1996                                                   $  8,856
            1997                                                      8,964
            1998                                                      9,126
            1999                                                      9,283
            2000 and thereafter                                     212,282
                                                                    -------

                                                                   $248,531
                                                                   ========

         Subsequent to the balance sheet date, these mortgage payables were paid off as the related propreties were sold.

NOTE 10. COMMITMENTS AND CONTINGENCIES

         GUARANTEE
         In September, 1995 the Company entered into an agreement with a minority stockholder of the company to purchase the four shares held by that stockholder for a total of $48,000. This amount has been guaranteed by the Company. Subsequent to the balance sheet date, this Treasury Stock transaction has been paid off.

         COMPUTER LEASE
         In November 1986, the Company entered into a lease agreement with XL/Datacomp (XLD), a computer consultant, for certain computer equipment. At various times from November 1986 through March, 1994 additions and other changes were made to the equipment and lease. Under the current terms of the lease, as of March, 1994, the company is obligated to pay $14,215 per month for a sixty month term commencing in March of 1994.

         On August 17, 1995, the company filed suit in the Superior Court of New Jersey against XL/Datacomp (XLD) and its assignees maintaining that XLD knowingly leased them obsolete, substandard equipment which XLD knew to be inadequate for the company's needs. In addition, the company claims that XLD has knowingly and substantially overcharged for this equipment. The company is seeking to recover damages and costs related to this lease and to be relieved of any future obligations under this lease. As of the date of these financial statements, corporate counsel is not able to express an opinion as to the possible outcome of the suit.


                                                                  8.

                            SCIBAL ASSOCIATES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995


NOTE 10. COMMITMENTS AND CONTINGENCIES (CONTINUED)

         Building Leases
         The company and its subsidiary lease office space under various operating leases expiring from June 1996 through January 2001.

         Future minimum payments under these leases are as follows:

              1996                        $ 337,440
              1997                          314,275
              1998                          231,314
              1999                          197,420
              2000 and thereafter           263,227
                                         ----------

                                         $1,343,676
                                         ==========

         Subcontract
         The Company contracts with other Third Party Administrators to process certain claims in other states. In states with an unknown, low volume of expected claims, these Associate offices are paid on a per-claim basis as incurred. For states with an expected high volume of claims, the Associate offices are paid a fixed monthly amount for up to the estimated number of claims to be processed annually. For Fiscal 1995 the contractual amounts paid out to these Associate offices was $773,530. The estimated contractual payments for fiscal 1996 are $708,788.

         Imprest Funds
         As a third party administrator, the Company's clients deposit funds with the Company to administer the clients' claims. The Company places these funds in various accounts set up solely for the purpose of paying that client's claims. As of September 30, 1995, there was approximately $4,500,000 on hand in these imprest accounts. For the year ended September 30, 1995, approximately $70 million flowed through these accounts of which less than one percent (1%) was unreconciled as of September 30, 1995.

NOTE 11. PRIOR PERIOD ADJUSTMENT

         Retained earnings at the beginning of fiscal 1995 has been adjusted to correct errors in the recognition of income and certain expenses related to income earned but unbilled during 1994 and prior years. Had the errors not been made, net income for the year ended September 30, 1994 would have been decreased by $287,923 net of taxes of $163,700.

                                                                 9.

                            SCIBAL ASSOCIATES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995




NOTE 12. SUBSEQUENT EVENTS


         Mortgage Receivable - In February 1996, the mortgage receivable of $128,866 was sold at a discount for a net amount of $109,780.

         Land, Building and Related Mortgages Payable - In December 1995, the Company sold its interest in real property located in Pennsylvania for $123,000. In May 1996, the Company sold its interest in land and building located in Wildwood, New Jersey for $196,000.

         As described in Note 9, the related mortgages payable were paid off when these assets were sold.

         Plan of Reorganization - As part of a plan of reorganization and capitalization dated June 30, 1996, the controlling shareholder of the Company tendered his shares to D.C. Partners Ltd., Inc. in return for equity. Subsequent to that transaction D.C. Partners Ltd., Inc. infused $700,000 in equity cash to the Company.

         Concurrent with this transaction, D.C. Partners Ltd., Inc. will surrender 49 percent of its common equity, representing 4.9 percent of the voting shares to US Insurance Brokers, Inc. ("USIB"), a wholly owned subsidiary of Century Industries, Inc.

         Pursuant to the terms of the reorganization, once these transactions are completed DC Partners Ltd., Inc. will be merged into "USIB" and "USIB" will be the surviving company.


                                                       10.